UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 27, 2025

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
                                            Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act      ☐

Item 2.02    Results of Operations and Financial Condition.

On October 27, 2025, NXP Semiconductors N.V. ("NXP") issued a press release regarding NXP’s financial results for its third quarter 2025. A copy of the press release is attached as Exhibit 99.1.

The information contained in this Item 2.02, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the previous announcement on April 28, 2025, Kurt Sievers has voluntarily retired as CEO and executive director of NXP Semiconductors N.V. (the “Company”), effective October 28, 2025. The Company’s Board of Directors (the “Board”) has unanimously appointed Rafael Sotomayor to succeed Mr. Sievers as President and CEO and temporary executive director of the Company effective as of October 28, 2025. A description of the Employment Agreement and Management Agreement related to Mr. Sotomayor’s service as President and CEO and temporary executive director as well as copies of these agreements can be found on the Current Report on Form 8-K filed by the Company on April 28, 2025. In connection with Mr. Sotomayor’s appointment, the Human Resources and Compensation Committee of the Board has determined that Mr. Sotomayor will receive a gross annual base salary of $1,050,000, with a target annual incentive amount of 170% of his base salary under the Company’s annual incentive plan. In connection with Mr. Sotomayor’s appointment as President and CEO, Mr. Sotomayor will be awarded long term incentive equity awards with a total grant value of $10,500,000, 30% in the form of restricted share units and 70% in the form of performance restricted share units, subject to substantially the same terms and conditions (including vesting and performance conditions) as established for other executive officers of the Company.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated October 27, 2025 entitled: "NXP Semiconductors Reports Third Quarter 2025 Results".
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 28, 2025

NXP Semiconductors N.V.

/s/ William J. Betz
Name: William J. Betz, CFO